Property, plant and equipment (Tables)	9 Months Ended
Sep. 30, 2023
Property, plant and equipment [Abstract]
Property, Plant and Equipment
Property, plant and equipment increased to $1.1 million at September 30, 2023, from $0.1 million at December 31, 2022, an increase of $1.0 million. This was due to a lease for office space which the Group entered into during the period. The term of the lease is four years and nine months and annual cashflows associated with it are $0.3 million.

Right of Use Asset - Office
$’000
At January 1, 2023	-
Additions	1,179
Depreciation expense	(185)
Translation adjustment	(27)
At September 30, 2023	967